UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 15, 2011 (November 11, 2011)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas  75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant

On November 11, 2011, Dr. L.S. Smith (“Dr. Smith”), the former Chairman of the Board and Chief Executive Officer of DGSE Companies, Inc., a Nevada corporation (the “Registrant”), provided notice of proxy termination (the “Proxy Termination Notice”), in the form attached hereto as Exhibit 99.1, to NTR Metals, LLC, a Texas limited liability company (“NTR”), that proxies to vote an aggregate of four million (4,000,000) shares (the “NTR Proxies”) of the common stock of the Registrant, par value $0.01 per share (the “Common Stock”), given by NTR to Dr. Smith had terminated in accordance with the terms of the NTR Proxies.  Further, pursuant to the terms of that certain Agreement to Execute Smith Irrevocable Proxy, attached hereto as Exhibit 99.2, dated May 25, 2010, Dr. Smith delivered to NTR an Irrevocable Proxy to Vote Shares (the “Smith Proxy”), in the form attached hereto as Exhibit 99.3, granting NTR the power to vote all of the shares of Common Stock owned by Dr. Smith as well as all of those shares of Common Stock over which Dr. Smith holds a proxy.  In aggregate, the Smith Proxy granted NTR the power to vote an additional 2,184,990 shares of the Common Stock.

As a result of the delivery of the Proxy Termination Notice and the Smith Proxy, to the knowledge of the Registrant, NTR now holds the power to direct the vote over at least 6,184,990 shares of the Common Stock, constituting 50.9% of the Common Stock issued and outstanding as of November 14, 2011.  NTR acquired the right to termination of the NTR Proxies and the delivery of the Smith Proxy by (i) exercising its option to purchase 1,000,000 shares of the Common Stock (the “Option Shares”) held by Dr. Smith and (ii) securing the release of Dr. Smith as guarantor of the Registrant’s indebtedness to Texas Capital Bank. N.A.  The funds to purchase the Option Shares originated from available cash of NTR.  Prior to the termination of the NTR Proxies and the Smith Proxy, Dr. Smith held voting control over a majority of the Common Stock.

Item 9.01.	Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Description
99.1	Form of Proxy Termination Notice
99.2
Agreement to Execute Smith Irrevocable Proxy, dated as of May 25, 2010, executed by Dr. L.S. Smith in favor of NTR Metals, LLC (previously filed as Exhibit 99.6 to the Schedule 13D of NTR Metals, LLC filed on June 1, 2010)

99.3	Form of Irrevocable Proxy to Vote Shares

EXHIBITS

Exhibit No.	Description
99.1	Form of Proxy Termination Notice
99.2
Agreement to Execute Smith Irrevocable Proxy, dated as of May 25, 2010, executed by Dr. L.S. Smith in favor of NTR Metals, LLC (previously filed as Exhibit 99.6 to the Schedule 13D of NTR Metals, LLC filed on June 1, 2010

99.3	Form of Irrevocable Proxy to Vote Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: November 15, 2011	By:	/s/ John Benson
John Benson
Title
Chief Financial Officer